Exhibit 99.2

Zep Fourth Quarter and Fiscal 2011 Earnings Conference Call October 13, 2011 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer

Agenda Fourth Quarter Overview Fiscal 2011 Highlights Detailed Financial Performance Zep Inc. Long-term Goals Questions and Answers 2 © 2011 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations for pricing actions and gross margin performance; statements regarding benefits that we may realize from our acquisitions and our restructuring activities; statements regarding investments that may be made in the future to grow our business, either organically or otherwise, in accordance with our strategic plan, or that may be made for other purposes; and statements and related estimates concerning the benefits that the execution of our strategic initiatives are expected to have on future financial results. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as our present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; customer and supplier relationships and prices; competition; ability to realize anticipated benefits from strategic planning initiatives and timing of benefits; market demand; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2010. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 3 © 2011 Zep Inc. - All rights reserved.

Fourth Quarter and Fiscal 2011 Highlights

Fourth Quarter 2011 Financial Highlights Record sales of $174 million, +8% Successful acquisition strategy, improved pricing in most markets Record free cash flow of $21 million, +28% Modest organic sales decline reflects general economic weakness Adjusted EPS declined 27% to $0.24 $0.12 due to gross profit degradation Adjusted EBITDA declined 19% to $12.7 million Gross margin pressures outweighed operating expense leverage 5 © 2011 Zep Inc. - All rights reserved.

Fourth Quarter 2011 Summary Gross margin rate reflects pricing and cost imbalance Material costs outpace price increases Organic sales volumes declines reflect weak economy Taking actions to address organic volume and gross margin issues Most end markets in Sales and Service are seeing improving absolute sales trends Waterbury integration complete 6 © 2011 Zep Inc. - All rights reserved.

7 Strategic Initiatives: 4Q11 End-Market Drivers Remain Confident that Strategic Growth Initiatives will Deliver Future Results © 2011 Zep Inc. - All rights reserved.

Evolving Channel Focus More in Line with Overall Market Market Data Source: information compiled by Zep Inc. based on research provided by Kline & Company and the Automotive Aftermarket Industry Association. Direct sales through Sales and Service organization. Zep Inc. – Sales Channels 8 © 2011 Zep Inc. - All rights reserved.

Fiscal 2011 Financial Highlights Achieved record results: Net sales +13.6% to $646 million Adjusted EBITDA +17.0% to $53.9 million Adjusted EBITDA margin +30bp to 8.4% Adjusted Diluted EPS of $0.97, up 2% Strong free cash flow generation continues: FCF increased 19.7% to a record $29 million 9 © 2011 Zep Inc. - All rights reserved.

Fiscal 2011 Summary Strengthened presence, diversified sales in Distribution and Retail – completed two acquisitions Newly acquired brands, additional channels, new associates with broader experience Streamlined operations, improved customer service and enhanced overall productivity Centralized supply chain Further improved operating expense leverage Convinced of viability of acquisition strategy 10 © 2011 Zep Inc. - All rights reserved.

Detailed Financial Performance 11

4Q11 Record Net Sales 12 $ Millions Sales Driven by Acquisition Strategy, Offset by Volume Decline © 2011 Zep Inc. - All rights reserved.

Record Fiscal 2011 Net Sales © 2011 Zep Inc. - All rights reserved. 13 Driven by Acquisitions and Pricing +13.6% $ Millions

Adj. Gross Profit Margin of 44.8%, 360 basis points below last year: Raw material costs not fully offset by sufficient price increases Higher labor and overhead in the quarter Shift in sales mix to a larger portion of Retail and Distribution 14 4Q11 Adjusted Gross Profit Margin Rising Raw Material Costs, Planned Sales Mix Impact Margins © 2011 Zep Inc. - All rights reserved.

Gross Margin in FY2012 Operational and marketing programs can affect inventory levels quarter to quarter, creating sequential variability Expect inventory increase in 1H12 in preparation for SAP implementation Inventories expected to return to normal levels by year-end Expect to cycle the negative sales mix shift beginning in 1Q12 Raw material inflation will continue to be a headwind 15 © 2011 Zep Inc. - All rights reserved.

16 4Q11 Gross Margin: Raw Material Cost Inflation Last 12 Months Last 3 Months Propylene +36% -20% Ethylene +37% -6% Acetone +46% -15% HDPE +17% -7% Raw material volatility causing difficulty to implement sufficient pricing Despite recent declines, purchases today remain higher than a year ago Expect price/cost in greater balance once commodities stabilize Recent Declines Not Yet Seen in Purchases © 2011 Zep Inc. - All rights reserved.

Costs Impacting 4Q11 Diluted EPS (a) We provide adjusted results that exclude restructuring charges, acquisition costs and other special items to reflect the impact of our initiatives to improve productivity. We provide adjusted information as an addition to, and not as a substitute for, financial measures presented in accordance with GAAP. We believe the adjusted presentation is a beneficial supplemental disclosure to investors in analyzing and assessing our past and future performance. (b) Rounding may affect summary presentation of adjusted diluted earnings per share totals. 17 © 2011 Zep Inc. - All rights reserved. Three Months Ended August 31, 2011 2010 Reported (GAAP) Diluted Earnings Per Share $0.18 $0.09 Restructuring-related inventory charges — $0.01 Restructuring charges — $0.17 Acquisition and integration costs — $0.06 Incremental legal costs associated with California matter $0.06 — Gain on sale of building — — Adjusted Diluted Earnings Per Share (a), (b) $0.24 $0.33

Fourth Quarter Adjusted EBITDA Margin We Expect Gross Margin Rate to Improve, while Raw Material Inflation Expected to Persist Gross margin pressures outweighed operating expense leverage (240bp) 18 © 2011 Zep Inc. - All rights reserved.

Fiscal 2011 Adjusted EBITDA Margin Operating Expense Leverage to Drive EBITDA Margin Expansion +30 bp 19 © 2011 Zep Inc. - All rights reserved.

Balance Sheet and Cash Flow Inventory was $61.1 million at the end of 4Q11 Reduced inventory $10.6 million during the quarter $8.9 million in capital expenditures for FY 2011 $900,000 below last year Cash flow from operations of $37 million for FY 2011 FY 2011 free cash flow was a record $29.0 million, up 19.7% from last year Anticipate capital spending of $10 to $12 million in FY 2012 as we implement SAP 20 © 2011 Zep Inc. - All rights reserved.

Fixed Charge Coverage Ratio Debt to EBITDA Net Debt Position ($mm) Covenants Financial Flexibility to Fund Growth Generated $21.4 million in Free Cash Flow in 4Q11; up 27.5% from Prior Year Reduced net debt $21.4 million during the quarter Financial capacity for strategic initiatives 21 © 2011 Zep Inc. - All rights reserved.

Long-Term Financial Objectives Revenue growth in excess of market growth Target of 50 bp annualized EBITDA margin improvement 11%-13% annualized EPS improvement Return on Invested Capital (ROIC) target of 15%+ 22 © 2011 Zep Inc. - All rights reserved.

© 2011 Zep Inc. - All rights reserved. 23 Three Year Trends (GAAP Basis) EBITDA growth 41% CAGR. . . EBITDA Margin growth 130bp per year Sales growth 13.6% CAGR

Three Year Trends (GAAP Basis), Cont. EPS growth 36% CAGR ROIC improved 180bp © 2011 Zep Inc. - All rights reserved. 24 *Fully Diluted Earnings per Share, as reported, not adjusted. *Return on Invested Capital (ROIC) is calculated as after-tax operating profit divided by average invested capital.

Fiscal 2012 Outlook Expect next six months to be very challenging, particularly Q1 Revenues flat at best Material gross margin pressures to continue Second half expected to improve Assumes commodity costs/volatility stabilize Benefits from strategic growth initiatives 25 © 2011 Zep Inc. - All rights reserved.

Questions and Answers